SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              _____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)            December 31, 2002
                                                     ---------------------------



                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Connecticut                                               0-49784                               06-1594123
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(State or Other Jurisdiction of Incorporation)      (Commission File Number)          (IRS Employer Identification No.)


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215 Church Street, New Haven, CT                                      06510
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code          (203) 782-1100
                                                     ---------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events and Required FD Disclosure.

     Southern Connecticut Bancorp, Inc. ("Bancorp") is filing this 8-K in order to report the departure, effective December 31, 2002, of Gary D. Mullin, the President and Chief Operating Officer of Bancorp's wholly-owned subsidiary, The Bank of Southern Connecticut ("Bank"). Mr. Mullin also was a director of the Bank. Mr. Mullin's departure was not the result of a disagreement between Mr. Mullin and Bancorp or the Bank concerning its operations, policies or practices.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     There are no financial statements, pro forma financial information or exhibits filed as part of this Form 8-K.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SOUTHERN CONNECTICUT BANCORP, INC.




                                       By /s/ Joseph V. Ciaburri
                                          ----------------------
                                       Name: Joseph V. Ciaburri
                                       Title: Chairman & Chief Executive Officer



Date:  January 10, 2003

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